Exhibit 10.53

AMENDMENT NO. 5

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of November 22, 2005, and is by and among FEDERATED INVESTORS, INC., a Pennsylvania corporation (the “Borrower”), the BANKS set forth herein (collectively, the “Banks”), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the “Agent”).

WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of January 22, 2002, as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of April 8, 2002, Amendment No. 2 to Second Amended and Restated Credit Agreement dated as of January 20, 2003, Amendment No. 3 to Second Amended and Restated Credit Agreement dated as of January 16, 2004, and Amendment No. 4 to Second Amended and Restated Credit Agreement and Amendment to Guaranty Agreement dated as of January 14, 2005 (as amended, the “Credit Agreement”);

WHEREAS, the Borrower, the Banks and the Agent wish to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto, intending to be legally bound, agree as follows:

1. Definitions.

Capitalized terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

2. Amendments of Credit Agreement.

(a) The definition of “Revolving Credit Expiration Date” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

Revolving Credit Expiration Date shall mean November 21, 2006 (which is the date 364 days after the effective date of Amendment No. 5 to Second Amended and Restated Credit Agreement among the Borrower, the Banks and the Agent) or such later date as determined pursuant to Section 2.13(a).

(b) The first paragraph of Section 2.3(a) [Facility Fees] of the Credit Agreement is hereby amended and restated as follows:

Accruing from the Closing Date until the Revolving Credit Expiration Date, the Borrower agrees to pay to the Agent for the account of each Bank, as consideration for such Bank’s Revolving Credit Commitment hereunder, a facility fee (the

“Facility Fee”) equal to a percentage per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to 0.125% of such Bank’s Revolving Credit Commitment as the same may be constituted from time to time.

(c) Section 8.2(g) [Guaranties] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Guaranties. The Borrower shall not, and shall not permit any of its Subsidiaries to, at any time directly or indirectly, become or be liable in respect of any Guaranty, or assume, guaranty, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except (i) pursuant to the Guaranty Agreement, (ii) the guarantee by the Companies of obligations of the Subsidiaries of the Borrower (other than any Subsidiary which is not wholly owned) to third parties, which obligations are incurred in the ordinary course of such Subsidiaries’ business consistent with industry practice and not otherwise forbidden by this Agreement; provided that, except for Limited Investments, in no event shall the Borrower or its Subsidiaries become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of the Special Purpose Subsidiaries, (iii) the Guaranty dated January 1, 2000 by the Borrower in favor of 40th Associates pursuant to which the Borrower guarantees that certain lease dated October 9, 1998 between InvestLink Technologies, Inc., as lessee, and 40th Associates, as lessor, of commercial space located at 8 West 40th Street, New York, NY at an annual rent of approximately $225,000 and with a term expiring no later than December 31, 2008, and (iv) the guarantee by the Companies of Indebtedness of Persons which are not Affiliates of any Company provided that the aggregate amount of Indebtedness that is guaranteed by all of the Companies pursuant to this clause (iv) shall not exceed, at any one time, $5,000,000.

3. Conditions of Effectiveness of Amendment of Credit Agreement. The effectiveness of this Amendment of the Credit Agreement is expressly conditioned upon satisfaction of each of the following conditions precedent on the date hereof:

(a) Representations and Warranties; No Defaults. The representations and warranties of the Borrower contained in Article VI of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and the Borrower shall have performed and complied with all covenants and conditions under the Senior Loan Documents and hereof; and no Event of Default or Potential Default under the Credit Agreement or the other Senior Loan Documents shall have occurred and be continuing or shall exist.

(b) Authorization and Incumbency. There shall be delivered to the Agent for the benefit of each Bank a certificate, dated as of the date hereof, and signed by the Secretary or an Assistant Secretary of the Borrower, certifying as appropriate as to:

(i)	all action taken by the Borrower in connection with this Amendment and the other Senior Loan Documents; and

(ii)	the names of the officer or officers authorized to sign this Amendment and any other documents executed and delivered in connection herewith and described in this Section 3 and the true signatures of such officer or officers.

(c) Acknowledgment. There shall be delivered to the Agent for the benefit of each Bank the Confirmation in the form attached hereto as Exhibit 1 hereto executed by each of the Loan Parties (other than the Borrower).

(d) Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Agent. The Agent shall have received from the Borrower and each of the Banks an executed original of this Amendment. Each of this Amendment and the Confirmation may be executed by the parties hereto or thereto in any number of separate counterparts, each of which when taken together shall constitute one and the same instrument.

4. Fees and Expenses. The Borrower hereby agrees to reimburse the Agent and the Banks on demand for all legal costs, expenses and disbursements relating to this Amendment which are payable by the Borrower as provided in Sections 10.5 and 11.3 of the Credit Agreement.

5. Force and Effect. Except as expressly modified by this Amendment, the Credit Agreement and the other Senior Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.

6. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

[SIGNATURE PAGES FOLLOW]

SIGNATURE PAGE 1 OF 8 TO AMENDMENT NO. 5

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment No. 5 to Second Amended and Restated Credit Agreement as of the date first above written.

FEDERATED INVESTORS, INC.

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Vice President

SIGNATURE PAGE 2 OF 8 TO AMENDMENT NO. 5

TO SECOND AMENDED AND RESTATED CREDIT

PNC BANK, NATIONAL ASSOCIATION
individually and as Agent

By:	/s/ Edward Chidiac
Name:	Edward Chidiac
Title:	Vice President

SIGNATURE PAGE 3 OF 8 TO AMENDMENT NO. 5

TO SECOND AMENDED AND RESTATED CREDIT

BANK OF AMERICA, NATIONAL ASSOCIATION

By:	/s/ D. Lee Moore III
Name:	D. Lee Moore III
Title:	Assistant Vice President

SIGNATURE PAGE 4 OF 8 TO AMENDMENT NO. 5

TO SECOND AMENDED AND RESTATED CREDIT

STATE STREET BANK AND TRUST COMPANY

By:	/s/ John T. Daley
Name:	John T. Daley
Title:	Vice President

SIGNATURE PAGE 5 OF 8 TO AMENDMENT NO. 5

TO SECOND AMENDED AND RESTATED CREDIT

JPMORGAN CHASE BANK

By:	/s/ Jeanne O’Connell Horn
Name:	Jeanne O’Connell Horn
Title:	Vice President

SIGNATURE PAGE 6 OF 8 TO AMENDMENT NO. 5

TO SECOND AMENDED AND RESTATED CREDIT

CITIBANK, N.A.

By:	/s/ Matthew Nicholls
Name:	Matthew Nicholls
Title:	Vice President

SIGNATURE PAGE 7 OF 8 TO AMENDMENT NO. 5

TO SECOND AMENDED AND RESTATED CREDIT

FIFTH THIRD BANK

By:	/s/ James Janovsky
Name:	James Janovsky
Title:	Vice President

SIGNATURE PAGE 8 OF 8 TO AMENDMENT NO. 5

TO SECOND AMENDED AND RESTATED CREDIT

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Dwayne R. Finney
Name:	Dwayne R. Finney
Title:	Senior Vice President

Exhibit 1

CONFIRMATION

Reference is hereby made to that certain Second Amended and Restated Credit Agreement by and between FEDERATED INVESTORS, INC., the BANKS set forth therein, and PNC BANK, NATIONAL ASSOCIATION, as Agent for the Banks, dated as of January 22, 2002, as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of April 8, 2002, Amendment No. 2 to Second Amended and Restated Credit Agreement dated as of January 20, 2003, Amendment No. 3 to Second Amended and Restated Credit Agreement dated as of January 16, 2004 and Amendment No. 4 to Second Amended and Restated Credit Agreement and Amendment to Guaranty Agreement dated as of January 14, 2005 (as amended, the “Credit Agreement”). All terms used herein unless otherwise defined herein shall have the meanings given to them in the Credit Agreement.

On the date hereof, the Borrower, the Banks and the Agent are entering into that certain Amendment No. 5 to Second Amended and Restated Credit Agreement (the “Amendment”), a copy of which has been provided to the undersigned. This Confirmation is delivered to the Bank pursuant to Section 3(c) of the Amendment.

Pursuant to the Credit Agreement, (i) the Guarantors are party to that certain Continuing Agreement of Guaranty and Suretyship dated as of January 22, 2002 in favor of the Agent for the benefit of the Banks, as amended by Amendment No. 4 to Second Amended and Restated Credit Agreement and Amendment to Guaranty Agreement dated as of January 14, 2005 (as amended, the “Guaranty Agreement”) and (ii) the Borrower and its Subsidiaries are party to that certain Intercompany Subordination Agreement dated as of January 22, 2002 in favor of the Agent for the benefit of the Banks (the “Intercompany Subordination Agreement”). This Confirmation will confirm to the Agent and the Banks that the undersigned Guarantors and Subsidiaries of the Borrower have read and understand the Amendment which provides for, among other things and subject to certain conditions set forth in the Credit Agreement, the extension of the Revolving Credit Expiration Date.

The Guarantors hereby ratify and confirm the Guaranty Agreement. The Subsidiaries of the Borrower hereby ratify and confirm the Intercompany Subordination Agreement.

This Confirmation is dated as of November 22, 2005.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE 1 OF 6 OF CONFIRMATION]

IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned, by their duly authorized officers, have executed this Confirmation as of the date set forth above.

EDGEWOOD SERVICES, INC.

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Treasurer

FEDERATED ADMINISTRATIVE SERVICES

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Sr. Vice President

FEDERATED ADMINISTRATIVE SERVICES, INC.

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Sr. Vice President

FEDERATED INVESTMENT MANAGEMENT COMPANY

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Asst. Treasurer

[SIGNATURE PAGE 2 OF 6 OF CONFIRMATION]

FEDERATED INVESTORS TRUST COMPANY

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Asst. Treasurer

SOUTHPOINTE DISTRIBUTION SERVICES, INC.
(formerly known as Federated Financial Services, Inc.)

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Treasurer

FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Asst. Treasurer

FEDERATED INTERNATIONAL MANAGEMENT LIMITED

By:	/s/ J. Christopher Donahue
Name:	J. Christopher Donahue
Title:	Director

FEDERATED INVESTORS, INC

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Vice President

[SIGNATURE PAGE 3 OF 6 OF CONFIRMATION]

FEDERATED INVESTORS MANAGEMENT COMPANY

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Sr. Vice President

FEDERATED INVESTMENT COUNSELING

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Asst. Treasurer

FEDERATED SECURITIES CORP.

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Treasurer

FEDERATED SERVICES COMPANY

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Sr. Vice President

FEDERATED SHAREHOLDER SERVICES COMPANY

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	President

[SIGNATURE PAGE 4 OF 6 OF CONFIRMATION]

FII HOLDINGS, INC.

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Vice President

PASSPORT RESEARCH, LTD.

By:	Federated Investment Management Company, its general partner

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Asst. Treasurer

FEDERATED INTERNATIONAL HOLDINGS BV

By:	/s/ J. Christopher Donahue
Name:	J. Christopher Donahue
Title:	Director

FEDERATED INTERNATIONAL - EUROPE GMBH

By:	/s/ J. Christopher Donahue
Name:	J. Christopher Donahue
Title:	Director

FEDERATED ASSET MANAGEMENT GMBH

By:	/s/ J. Christopher Donahue
Name:	J. Christopher Donahue
Title:	Authorized By Shareholder Resolution

[SIGNATURE PAGE 5 OF 6 OF CONFIRMATION]

FEDERATED PRIVATE ASSET MANAGEMENT, INC.

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Treasurer

RETIREMENT PLAN SERVICE COMPANY OF AMERICA

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Asst. Treasurer

FEDERATED ADVISORY SERVICES COMPANY

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Asst. Treasurer

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Asst. Treasurer

[SIGNATURE PAGE 6 OF 6 OF CONFIRMATION]

PASSPORT RESEARCH II, LTD.

By:	Federated Equity Management Company of Pennsylvania, its general partner

By:	/s/ Denis McAuley III
Name:	Denis McAuley III
Title:	Asst. Treasurer

FEDERATED INVESTORS (UK) LTD.

By:	/s/ J. Christopher Donahue
Name:	J. Christopher Donahue
Title:	Director